GARTMORE VARIABLE INSURANCE TRUST

GVIT Small Cap Value Fund
GVIT Small Company Fund
GVIT Small Cap Growth Fund

Prospectus Supplement dated June 15, 2004
to Prospectus dated May 1, 2004

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

With respect to the GVIT Small Company Fund, effective on June 14, 2004, the following changes to the Fund’s subadvisers were made: 1) the termination of Strong Capital Management, Inc. as a Fund subadviser, and 2) the addition of American Century Investment Management, Inc. and Morgan Stanley Investment Management Inc. as new subadvisers to the Fund.

With respect to the GVIT Small Cap Growth Fund, effective on June 14, 2004, the following changes to the Fund’s subadvisers were made: 1) the termination of Neuberger Berman, LLC as a Fund subadviser, and 2) the addition of Oberweis Asset Management, Inc. as a new subadviser to the Fund.

1. With respect to the GVIT Small Company Fund, the third shaded paragraph on page 7 of the Prospectus is deleted and replaced with the following:

As part of its responsibilities to the Fund, and in addition to managing a portion of the Fund itself, GMF, the Fund’s investment adviser, initially selects the Fund’s subadvisers and monitors their performance on an ongoing basis. GMF has selected the following subadvisers for the Fund: American Century Investment Management, Inc., The Dreyfus Corporation, Gartmore Global Partners, Morgan Stanley Investment Management Inc., Neuberger Berman, LLC, and Waddell & Reed Investment Management Company. Each subadviser and GMF manages a portion of the Fund’s investment portfolio. The subadvisers have been chosen because they approach investing in small cap securities in different ways from GMF and from each other, and GMF believes that diversification among securities and investment styles will increase the potential for investment return and potentially reduce risk and volatility. For a description of the investment strategies used by each subadviser and GMF, see “Investment Strategies of Gartmore Mutual Fund Capital Trust and the Subadvisers for the GVIT Small Company Fund” on page 10.

2. With the addition of the new subadvisers for the GVIT Small Company Fund, the Fund may also purchase real estate securities and warrants, and the Fund is, therefore, added to the disclosure on pages 15 and 16 of the Prospectus.

3. The disclosure on pages 10 through 11 of the Prospectus under the heading "Investment Strategies of Gartmore Mutual Fund Capital Trust and the Subadvisers for the GVIT Small Company Fund” is amended as follows:

The information with respect to Gartmore Global Partners is deleted from page 10 and replaced with the following:

Gartmore Global Partners (“GGP”) invests its portion of the Fund primarily in equity securities of small capitalization companies that are headquartered, domiciled or have their principal business functions located outside the United States, including such companies in Europe, Australasia and the Far East. For the portion of the Fund it manages, GGP considers a small-capitalization company to be a company whose market capitalization is similar to companies represented by the Morgan Stanley Capital International (MSCI) Developed Countries EAFE Small Cap Index (small-cap companies). GGP selects regions, countries and companies it believes have the potential for unexpected growth.

Disciplined security selection is achieved through the use of GGP’s proprietary quantitative models which rank the relative attractiveness of equities using qualitative measures of estimate revision, earnings quality, momentum, and valuation. GGP’s optimized portfolio construction process minimizes forecasted risks with the aim of producing portfolios with superior risk and return characteristics.

The information with respect to Strong Capital Management, Inc. is deleted from page 11.

The following information regarding American Century Investment Management, Inc. and Morgan Stanley Investment Management Inc. is added to page 11:

American Century Investment Management, Inc. (“American Century”) American Century’s investment strategy utilizes quantitative management techniques in a two-step process that draws heavily on computer technology. In the first step, the fund managers rank stocks, primarily smaller companies for the Fund, from most attractive to least attractive. This is determined by using a computer model that combines measures of a stocks value, as well as measures of its growth potential. To measure value, the managers use ratios of stock price-to-book value and stock price-to-cash flow, among others. To measure growth, the managers use the rate of growth of a company’s earnings and changes in its earnings estimates, as well as other factors.

In the second step, the managers use a technique called portfolio optimization. In portfolio optimization, the managers use a computer to build a portfolio of stocks from the ranking described above that they believe will provide the optimal balance between risk and expected return. The goal is to create a portfolio that provides better returns than its benchmark without taking on significant additional risk.

The American Century portfolio managers do not attempt to time the market. Instead, under normal conditions, they intend to keep the portion of the Fund that they manage essentially fully invested in stocks regardless of the movement of stock prices generally.

Morgan Stanley Investment Management Inc. (“MSIM”) invests in companies that it believes exhibit some or all of the following characteristics: (i) superior growth prospects, (ii) accelerating returns on invested capital, (iii) sustainable competitive advantages, and (iv) experienced and incentivized management teams. The process for investing is research intensive and MSIM focuses primarily on bottom-up fundamental analysis, rather than employing a top-down approach. The majority of the research is generated internally by portfolio managers and their analysts. MSIM monitors earnings quality to determine that reported results accurately reflect the underlying economics and trends in the business. In addition, MSIM utilizes an extensive network of industry contacts and access to management teams to monitor changes in the competitive position of the companies in the Fund. MSIM generally considers selling the portfolio holding when it determines that the holding no longer satisfies its investment criteria.

4. With respect to the GVIT Small Cap Growth Fund, the third shaded paragraph on page 12 of the Prospectus is deleted and replaced with the following:

As part of its responsibilities to the Fund, GMF initially selects the Fund’s subadvisers and monitors their performance on an ongoing basis. GMF has chosen Oberweis Asset Management, Inc. and Waddell & Reed Investment Management Company each to manage a portion of the Fund. The subadvisers have been chosen because they approach investing in small cap companies in different ways. GMF believes that diversification among securities and styles will increase the potential for investment return and reduce risk and volatility. For a description of the investment strategies used by each subadviser, see ''Investment Strategies of the Subadvisers of the GVIT Small Cap Growth Fund’’ on page 14.

5. The disclosure on page 14 of the Prospectus under the heading “Investment Strategies of the Subadvisers for the GVIT Small Cap Growth Fund” is amended to delete the information with respect to Neuberger Berman, LLC from page 14. The following information regarding Oberweis Asset Management, Inc. is added to that section:

Oberweis Asset Management, Inc. (“OAM”) generally seeks to invest in those companies which OAM considers to have above-average long-term growth potential based on its analysis of eight factors, which the portfolio manager calls the “Oberweis

Octagon.” These factors are:

1. Extraordinarily rapid growth in revenue. OAM prefers this to be generated from internal growth as opposed to acquisitions of other businesses. Revenue growth should be at least 30% growth in revenues in the latest quarter.

2. Extraordinarily rapid growth in pre-tax income. This growth in pre-tax income should be at least 30% growth in pre-tax income in the latest quarter. There should also be rapid growth in earnings per share.

3. There should be a reasonable price/earnings ratio in relation to the company’s underlying growth rate. In order to be considered for investment, companies must generally have a price/earnings ratio not more than one-half of the company’s growth rate.

4. Products or services that offer the opportunity for substantial future growth.

5. Favorable recent trends in revenue and earnings growth, ideally showing acceleration.

6. Reasonable price-to-sales ratio based on the company’s underlying growth prospects and profit margins.

7. A review of the company’s financial statements, with particular attention to footnotes, in order to identify unusual items which may indicate future problems.

8. High relative strength in the market, in that the company’s stock has outperformed at least 75% of other stocks in the market over the preceding twelve months.

OAM considers these eight factors as guidelines for evaluating the many companies it reviews to identify those companies that have the potential for above-average long-term growth. Such factors and the relative weight given to each will vary with economic and market conditions and the type of company being evaluated. No one factor will justify, and any one factor could rule out, an investment in a particular company.

6. The disclosure on pages 22 through 24 is amended in the following ways:

The disclosure on pages 22 through 23 under “Subadvisory Fee Structure” for the GVIT Small Company Fund and the GVIT Small Cap Growth Fund is deleted and replaced with the following:

GVIT Small Company Fund: GMF has selected six subadvisers, each of whom will manage part of the Fund’s portfolio. In addition, GMF manages a portion of the Fund’s portfolio itself. GMF paid each of the Fund’s then-current subadvisers an annual subadvisory fee for the fiscal year ended December 31, 2003, in an amount equal to 0.60% of the Fund’s average daily net assets that were managed by that subadviser. As noted above, there have been some changes in the Fund’s subadvisers since that time, but the fees for the new subadvisers are the same.

The current GVIT Small Company Fund’s subadvisers are:

American Century Investment Management, Inc.
The Dreyfus Corporation
Gartmore Global Partners
Morgan Stanley Investment Management Inc.
Neuberger Berman, LLC
Waddell & Reed Investment Management Company

GVIT Small Cap Growth Fund: GMF has selected two subadvisers, each of whom will manage will manage part of the Fund’s portfolio. GMF paid each of the Fund’s then-current subadvisers an annual subadvisory fee for the fiscal year ended December 31, 2003, in an amount equal to 0.60% of the Fund’s average daily net assets that were managed by that subadviser. As noted above, there have been some changes in the Fund’s subadvisers since that time, but the fee for the new subadviser is the same.

The current GVIT Small Growth Fund’s subadvisers are:

Oberweis Asset Management, Inc.
Waddell & Reed Investment Management Company

The disclosure under “The Subadvisers” section beginning on page 23 of the Prospectus is amended by adding the following:

GVIT Small Company Fund

American Century Investment Management, Inc. (“American Century”), 4500 Main Street, Kansas City, Missouri. American Century is a subadviser for a portion of the GVIT Small Company Fund. American Century was formed in 1958 and manages approximately $90.6 billion in assets as of March 31, 2004.

GVIT Small Company Fund Portfolio Managers: American Century uses a team of portfolio managers, assistant portfolio managers and analysts to manage a portion of the GVIT Small Company Fund. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the Fund as they see fit, guided by the Fund’s investment objectives and strategy. The portfolio managers on the investment team for the GVIT Small Company Fund are: John Schniedwind, William Martin and Wilhelmine von Turk. Mr. Schniedwind is Chief Investment Officer, Quantitative Equity, and he joined American Century in 1982 and also supervises other portfolio management teams. He is a CFA charterholder. Mr. Martin, Senior Vice President and Senior Portfolio Manager, has been a member of the team since June 1997. He joined American Century in 1989, and he is a CFA charterholder. Ms. von Turk, Vice President and Portfolio Manager, has been a member of the team since July 1998. She joined American Century in November 1995 as a Senior Research Analyst and was promoted to Portfolio Manager in February 2000. She is a CFA charterholder.

Morgan Stanley Investment Management Inc. (“MSIM”), with principal offices at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of MSIM. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses — securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of March 31, 2004, MSIM, together with its affiliated asset management companies, had approximately $388.9 billion in assets under management.

GVIT Small Company Fund Portfolio Managers: The Fund’s assets are managed within the Small/Mid Cap Growth Team. Current members of the team include Dennis Lynch, Managing Director, and David Cohen, Executive Director.

GVIT Small Cap Growth Fund

Oberweis Asset Management, Inc. (“OAM”), 951 Ice Cream Drive, North Aurora, Illinois 60542, is the subadviser to a portion of the GVIT Small Cap Growth Fund and is responsible for the day-to-day management of that portion of the Fund. OAM also offers investment advice to institutions and individual investors regarding a broad range of investment products and may serve as subadviser to other mutual funds. OAM was formed in 1989 and manages approximately $700 million in assets as of June, 2004.

GVIT Small Cap Growth Fund Portfolio Managers: OAM’s policies were developed by James D. Oberweis, founder of OAM. James W. Oberweis and James D. Oberweis are co-portfolio managers of OAM’s portion of the Fund and James W. Oberweis oversees the investment decisions of the portfolio. James W. Oberweis, a holder of the CFA designation and an MBA from the University of Chicago, is the President and a director and controlling shareholder of OAM.

James D. Oberweis is the Chairman of the Board and a controlling shareholder of OAM. James D. Oberweis has in excess of 30 years of investment experience.

The second paragraph under “Gartmore Global Partners” is deleted and replaced with the following:

GVIT Small Company Fund Portfolio Managers: The GGP portion of the GVIT Small Cap Company Fund is managed by the Quantitative Strategies Team, with Michael J. Gleason and Luke A. Smith responsible for day-to-day portfolio management. Mr. Gleason is Head of Quantitative Strategies and joined GGP in 2001 from Putnam Investments. Prior to joining the company, he was a quantitative analyst with Putnam Investments in Boston from 1999 to 2001 and 1995 to 1998. He was previously a Principal in the Advanced Research Center at State Street Global Advisors in Boston between 1998 and 1999. Mr. Smith is a Senior Portfolio Manager and joined GGP in 2003 from Putnam Investments. He also has earned his CFA.

Information regarding Strong Capital Management Inc. with respect to the GVIT Small Company Fund is deleted from page 24.

Information regarding Neuberger Berman LLC is deleted with respect to only the GVIT Small Cap Growth Fund Portfolio Manager on page 24.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE.